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Exhibit 10.8

                    THIRD AMENDMENT TO STOCK PLEDGE AGREEMENT

         This Third Amendment Agreement (this "Amendment") to that certain Stock Pledge Agreement (as amended, the "Stock Pledge Agreement") entered into as of April 18, 2000 by and among Balanced Care Corporation, a Delaware corporation ("BCC"), the other parties identified as Pledgors on the signature pages hereto, all of which are Delaware corporations and are wholly-owned subsidiaries of BCC (collectively referred to herein as "Subsidiaries", and together with BCC, collectively the "Pledgor"), the parties identified as Companies on the signature pages hereto, all of which are Delaware corporations (individually, a "Company" and collectively, the "Companies"), FRR Investments Limited, a Cayman Islands corporation ("FRR"), and IPC Advisors S.A.R.L., a Luxembourg corporation ("IPC"), is entered into as of this 5th day of January, 2001 by and among the Pledgor, the Companies, FRR, IPC, HR Investments Limited, a Cayman Islands corporation ("HR"), RH Investments Limited, a Cayman Islands corporation ("RH") and VXM Investments Limited, a Cayman Islands corporation ("VXM") (FRR, IPC, HR, RH and VXM are collectively referred to as the "Secured Party").

         WITNESSETH:

         WHEREAS BCC has issued certain Promissory Notes (the "Promissory Notes") dated (i) November 6, 2000 in favor of each of RH, HR and VXM, in each case, in the original principal amount of $2,166,666.66, and (ii) December 7, 2000 in favor of each of RH, HR and VXM, in each case, in the original principal amount of $500,000, evidencing a loan (the "Loan") to BCC by RH, HR and VXM in the aggregate amount of $8,000,000, the proceeds of which have been advanced to BCC;

         AND WHEREAS Pledgor agreed as a condition precedent to the advance of the Loan to provide collateral security to the Secured Party and to execute and deliver this Amendment in favor of the Secured Party;

         AND WHEREAS the security interest in the shares of BCC at Darlington, Inc., Balanced Care at Butler, Inc., Balanced Care at Eyers Grove, Inc.,
Balanced Care at North Ridge, Inc. and Balanced Care at Sarver, Inc. created hereunder in favor of the Secured Party is part of such collateral security and was
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intended by the parties to be part of the same transaction as the advance of the
Loan;

         AND WHEREAS Pledgor, being all of the shareholders of the Companies, has received a direct benefit from the consummation of the transactions evidenced by the Promissory Notes;

         NOW THEREFORE, the parties hereby agree as follows:

1.       INCORPORATION OF RECITALS; DEFINITIONS.

         The recitals set forth above are incorporated herein by reference and are made a part hereof to the same extent as if such recitals were set forth herein. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Stock Pledge Agreement.

2.       EQUITY PLEDGE.

         (a) Schedules 2 and Schedule 3 to the Pledge Agreement are each hereby amended by incorporating Schedules A and B attached hereto into such schedules, respectively.

3.       MISCELLANEOUS.

         (a) Except as expressly amended or modified by this Amendment, the terms and conditions of the Stock Pledge Agreement shall remain in full force and effect.

         (b) Other than with respect to the restriction on the Secured Party's right to foreclose on the Pledged Interests identified as numbers 22 through and including number 42 on Schedule 2 of the Stock Pledge Agreement, each Pledgor hereby reaffirms and restates the representations and warranties set forth in the Stock Pledge Agreement, as amended by this Agreement, and all such representations and warranties shall be true and correct on the date hereof (unless expressly related to an earlier date) with the same force and effect as if made on such date. Each Pledgor represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Secured Party that on the date hereof:
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                  i.       It has the corporate power and authority to execute,
                           deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

                  ii. Except as already obtained, no consent of any other person (including, without limitation, shareholders or creditors of any Pledgor), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

                  iii. This Agreement has been duly executed and delivered on behalf of each Pledgor by a duly authorized officer, and constitutes a legal, valid and binding obligation of each Pledgor enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

                  iv. The execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality having jurisdiction over any Pledgor, any Company or any property owned by any Pledgor or any Company, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Pledgor or any Company (other than any breach or default under (a) Section
                           10.1.6 of those certain Master Lease and Security Agreements (collectively, the "Master Leases")
                           between Nationwide Health Properties, Inc. and/or MLD Delaware Trust (individually and collectively, the "NHP Lessor") and the Companies appearing as numbers 22 through and including 32 on Schedule 2 of the
                           Stock Purchase Agreement and
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                           (b) Section 3(b) of those certain Guarantees dated as
                           of July 1, 2000 (collectively, the "Guarantees") by BCC in favor of the NHP Lessor, in each case, in the event the Secured Party forecloses on the Pledged Interests of such Companies without obtaining the prior written consent of the NHP Lessor).

         (c) This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed signature page hereto.

         (d) The Secured Party agrees to forebear from taking any action to foreclose on the Pledged Interests of the Companies appearing as numbers 22 through and including 42 on Schedule 2 of the Stock Pledge Agreement without obtaining the prior written consent of the applicable NHP Lessor if such foreclosure would result in a breach or default under Section 10.1.6 the Master Leases and/or Section 3(b) of the Guarantees. If the Secured Party so requests, the Pledgor hereby agrees to use their best efforts to obtain the consents referred to in the immediately preceding sentence.

         (e) This Amendment may be amended only by a writing signed by all of the parties hereto.

         (f) This Amendment and the construction and enforcement hereof shall be governed in all respects by the laws of the Commonwealth of Pennsylvania exclusive of its conflicts of laws principles.

4.       CONDITION TO EFFECTIVENESS

         (a) This Amendment shall not become effective until the Pledgor has obtained the written consent of Heller Financial, Inc. to execute this Amendment.


                Remainder of this page intentionally left blank.
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         IN WITNESS WHEREOF, Pledgor, each Company and Secured Party have caused this Amendment to be duly executed and delivered under hand and seal, all as of the day and year first above written.

                               PLEDGOR:

                               BALANCED CARE CORPORATION


                               By:/s/Robin L. Barber
                               Name: Robin L. Barber
                               Title:  Senior Vice President and Legal Counsel

                               BALANCED CARE REALTY I, INC.
                               BALANCED CARE REALTY II, INC.
                               BALANCED CARE REALTY III, INC.
                               BALANCED CARE REALTY IV, INC.
                               BALANCED CARE REALTY V, INC.
                               BALANCED CARE REALTY VI, INC.
                               BALANCED CARE REALTY VII, INC.
                               BALANCED CARE REALTY VIII, INC.
                               BALANCED CARE REALTY IX, INC.
                               BALANCED CARE REALTY X, INC.
                               BALANCED CARE REALTY XI, INC.
                               BALANCED CARE REALTY XII, INC.
                               BALANCED CARE REALTY XIII, INC.
                               BALANCED CARE REALTY XIV, INC.
                               BALANCED CARE REALTY XV, INC.
                               BALANCED CARE REALTY XVI, INC.
                               BALANCED CARE REALTY XVII, INC.
                               BALANCED CARE REALTY XVIII, INC.
                               BALANCED CARE REALTY XIX, INC.
                               BALANCED CARE REALTY XX, INC.
                               BALANCED CARE REALTY XXI, INC.
                               BALANCED CARE REALTY XXII, INC.
                               BALANCED CARE REALTY XXIII, INC.
                               BALANCED CARE REALTY XXIV, INC.
                               BALANCED CARE REALTY XXV, INC.

                               By:/s/Robin L. Barber
                               Name: Robin L. Barber
                               Title:  Vice President and Secretary
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                               BALANCED CARE REALTY XXVI, INC.
                               BALANCED CARE REALTY XXVII, INC.
                               BALANCED CARE REALTY XXVIII, INC.
                               BALANCED CARE REALTY XXIX, INC.
                               BALANCED CARE REALTY XXX, INC.
                               BALANCED CARE REALTY XXXI, INC.
                               BALANCED CARE REALTY XXXII, INC.
                               BALANCED CARE REALTY XXXIII, INC.
                               BALANCED CARE REALTY XXXIV, INC.
                               BALANCED CARE REALTY XXXV, INC.
                               BALANCED CARE REALTY XXXVI, INC.
                               BALANCED CARE REALTY XXXVII, INC.
                               BALANCED CARE REALTY XXXVIII, INC.
                               BALANCED CARE REALTY XXXIX, INC.
                               BCC AT HARRISBURG, INC.
                               BALANCED CARE AT TALLAHASSEE, INC.
                               BALANCED CARE AT PENSACOLA, INC.
                               BALANCED CARE AT HILLIARD, INC.
                               BALANCED CARE AT AKRON, INC.
                               BALANCED CARE AT YORK, INC.
                               BALANCED CARE AT HAGERSTOWN, INC.
                               BALANCED CARE AT BRISTOL, INC.
                               BALANCED CARE AT JOHNSON CITY, INC.
                               BALANCED CARE AT MURFREESBORO, INC.
                               BALANCED CARE AT TEAY'S VALLEY, INC.


                               By:/s/Robin L. Barber
                               Name: Robin L. Barber
                               Title: Vice President and Secretary


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                               COMPANIES:

                               BALANCED CARE REALTY AT ALTOONA, INC.
                               BALANCED CARE REALTY AT BERWICK, INC.
                               BALANCED CARE REALTY AT LEWISTOWN, INC.
                               BALANCED CARE REALTY AT MANSFIELD, INC.
                               BALANCED CARE REALTY AT MARTINSBURG, INC.
                               BALANCED CARE REALTY AT MAUMELLE, INC.
                               BALANCED CARE REALTY AT MOUNTAIN HOME, INC.
                               BALANCED CARE REALTY AT PECKVILLE, INC.
                               BALANCED CARE REALTY AT READING, INC.
                               BALANCED CARE REALTY AT SCRANTON, INC.
                               BALANCED CARE REALTY AT SHERWOOD, INC.
                               BALANCED CARE REALTY AT STATE COLLEGE, INC.
                               BCC AT WEST VIEW, INC.
                               BCC AT MID-VALLEY, INC.
                               BCC AT OLD FORGE, INC.
                               BCC AT BLOOMSBURG, INC.
                               BCC AT KINGSTON I, INC.
                               BCC AT KINGSTON II, INC.
                               BCC AT BLAKELY, INC.
                               EXTENDED CARE OPERATORS OF HARRISBURG, L.L.C. BCC AT HARRISBURG, INC.
                               C & G HEALTHCARE AT TALLAHASEE, L.L.C.
                               C & G HEALTHCARE AT PENSACOLA L.L.C.
                               ELDER CARE OPERATORS OF LAKEMONT FARMS, LLC
                               ELDER CARE OPERATORS OF HILLIARD, LLC
                               ELDER CARE OPERATORS OF AKRON, LLC
                               ELDER CARE OPERATORS OF YORK, LLC
                               C & G HEALTHCARE AND HAGERSTOWN L.L.C.
                               ELDER CARE OPERATORS OF BRISTOL LLC
                               C & G HEALTH CARE AT JOHNSON CITY, L.C.C.
                               ELDER CARE OPERATORS OF MURFREESBORO LLC
                               C & G HEALTHCARE AT TEAY'S VALLEY L.C.C.


                               By:/s/Robin L. Barber
                               Name: Robin L. Barber
                               Title: Vice President and Secretary


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                               BALANCED CARE AT TALLAHASSEE, INC.
                               BALANCED CARE AT PENSACOLA, INC.
                               BALANCED CARE AT LAKEMONT FARMS, INC.
                               BALANCED CARE AT HILLIARD, INC.
                               BALANCED CARE AT AKRON, INC.
                               BALANCED CARE AT YORK, INC.
                               BALANCED CARE AT HAGERSTOWN, INC.
                               BALANCED CARE AT BRISTOL, INC.
                               BALANCED CARE AT JOHNSON CITY, INC.
                               BALANCED CARE AT MURFREESBORO, INC.
                               BALANCED CARE AT TEAY'S VALLEY, INC.
                               BCC AT DARLINGTON, INC.
                               BALANCED CARE AT BUTLER, INC.
                               BALANCED CARE AT EYERS GROVE, INC.
                               BALANCED CARE AT NORTH RIDGE, INC.
                               BALANCED CARE AT SARVER, INC.


                               By:/s/Robin L. Barber
                               Name: Robin L. Barber
                               Title: Vice President and Secretary


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                               SECURED PARTY:

                               FRR INVESTMENTS LIMITED


                               By:/s/J. B. Unsworth
                               Name: J. B. Unsworth
                               Title: Director

                               IPC ADVISORS S.A.R.L.


                               By:/s/J. B. Unsworth
                               Name: J. B. Unsworth
                               Title: Manager

                               HR INVESTMENTS LIMITED


                               By:/s/J. B. Unsworth
                               Name: J. B. Unsworth
                               Title: Director

                               RH INVESTMENTS LIMITED


                               By:/s/J. B. Unsworth
                               Name: J. B. Unsworth
                               Title: Director

                               VXM INVESTMENTS LIMITED


                               By:/s/J. B. Unsworth
                               Name: J. B. Unsworth
                               Title: Director


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                                   SCHEDULE A


                                    COMPANIES

1.   BCC AT DARLINGTON, INC.
2.   BALANCED CARE AT BUTLER, INC.
3.   BALANCED CARE AT EYERS GROVE, INC.
4.   BALANCED CARE AT NORTH RIDGE, INC.
5.   BALANCED CARE AT SARVER, INC.


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